Exhibit 21.1
CUSHMAN & WAKEFIELD plc
List of Subsidiaries as of December 31, 2018

Subsidiary	Jurisdiction Of Incorporation
3H SARL	France
Act'Immo SAS	France
ADMOS LUX S.à r.l.	Luxembourg
ADMOS SPRL	Belgium
Alutiiq C&W Services, LLC	United States
Aurora Europe General Partner Limited	United Kingdom
Beijing PREMAS Property Services Co., Ltd.	China
BPO EA Malaysia SDN. BHD.	Malaysia
BPOEA (Thailand) Company Limited	Thailand
Bre Otay, LLC	United States
Brilliant Time Investment Limited	Hong Kong
Business Integration Group (UK) Limited	United Kingdom
Buying Force Limited	United Kingdom
C & W (U.K.) LLP	United Kingdom
C&W Administración, S. de R.L. de C.V.	Mexico
C&W Facility Services (Australia) Receivables Ltd.	Cayman Islands
C&W Facility Services (Aust) Receivables Pty Ltd	Australia
C&W Facility Services Canada Inc.	Canada
C&W Facility Services Inc.	United States
C&W Facility Services Receivables LLC	United States
C&W Government Services Inc.	United States
C&W Group, Inc.	United States
C&W Management Services LLP	United Kingdom
C&W Mantenimiento, S. de R.L. de C.V.	Mexico
C&W Operacion de Servicios, S. de R.L. de C.V.	Mexico
C&W Operacion Inmobiliaria, S. de R.L. de C.V.	Mexico
C&W Secure Services Inc.	United States
C&W Services (S) Pte. Ltd.	Singapore
C&W Services Operations Pte. Ltd.	Singapore
C&W Services Township Pte. Ltd.	Singapore
C&W-Japan G.K.	Japan
C.Y. Leung & Company Limited	Hong Kong
Cantium Estates Limited	United Kingdom
Casper UK Bidco Limited	United Kingdom
Cassidy Turley Northern California, Inc.	United States
Cassidy Turley, Inc.	United States
Cassidy Turley, L.P.	United States
Cogest Retail d.o.o	Croatia
Cogest Retail s.r.l.	Italy
Commerce Consolidated, LLC	United States
Commerce CRG of Nevada, LLC	United States
Commerce CRG Provo, LLC	United States
Commerce CRG Utah, LLC	United States
Commerce CRMG, L.C.	United States
Commerce Real Estate Solutions, LLC	United States
Commerce Reno, LLC	United States
Cooperative Queratie U.A.	Netherlands
Cushman & Wakefield - Chile Negocios Inmobiliarios Limitada	Chile

Cushman & Wakefield International Property Advisers (Chongqing) Co., Ltd.	China
Cushman & Wakefield - Servicos Gerais Ltda	Brazil
Cushman & Wakefield - Sociedade de Mediacao Imobilaria, Lda	Portugal
Cushman & Wakefield (Australia) Pty Ltd	Australia
Cushman & Wakefield (BVI), Inc.	British Virgin Islands
Cushman & Wakefield (China) Limited	Hong Kong
Cushman & Wakefield (EMEA) Limited	United Kingdom
Cushman & Wakefield (HK) Limited	Hong Kong
Cushman & Wakefield (Middle East) FZE	United Arab Emirates
Cushman & Wakefield (Qatar) Holdings Pty Ltd	Australia
Cushman & Wakefield (QLD) Pty Ltd	Australia
Cushman & Wakefield (S) Pte Ltd	Singapore
Cushman & Wakefield (Shanghai) Co., Ltd.	China
Cushman & Wakefield (Thailand) Ltd.	Thailand
Cushman & Wakefield (U.K.) Ltd.	United Kingdom
Cushman & Wakefield (U.K.) Services Ltd.	United Kingdom
Cushman & Wakefield (Valuations) Pty Ltd	Australia
Cushman & Wakefield (VIC) Pty Ltd	Australia
Cushman & Wakefield (Vietnam) Limited	Viet Nam
Cushman & Wakefield (Warwick Court) Limited	United Kingdom
Cushman & Wakefield Advisory Asia (India) Private Limited	India
Cushman & Wakefield Agency (NSW) Pty Ltd	Australia
Cushman & Wakefield Agency (QLD) Pty Ltd	Australia
Cushman & Wakefield Agency (VIC) Pty Ltd	Australia
Cushman & Wakefield Argentina S.R.L.	Argentina
Cushman & Wakefield Asia Pacific Limited	Hong Kong
Cushman & Wakefield Asset Management Italy S.r.l.	Italy
Cushman & Wakefield Asset Management K.K.	Japan
Cushman & Wakefield Asset Services ULC	Canada
Cushman & Wakefield Beijing Asset Valuation Company Limited	China
Cushman & Wakefield Belgium SA	Belgium
Cushman & Wakefield Belux Group SA	Belgium
Cushman & Wakefield BVI Holdco Limited	United Kingdom
Cushman & Wakefield Canada Limited Partnership	Canada
Cushman & Wakefield Canadian Financial Services ULC	Canada
Cushman & Wakefield Capital Holdings (Asia)	Belgium
Cushman & Wakefield Capital Partners Limited	Hong Kong
Cushman & Wakefield Capital Services, LLC	United States
Cushman & Wakefield Central & Eastern Europe B.V.	Netherlands
Cushman & Wakefield Colombia S.A.S.	Colombia
Cushman & Wakefield Commercial (Northern Ireland) Limited	Ireland
Cushman & Wakefield Commercial Ireland Limited	Ireland
Cushman & Wakefield Construction G.K.	Japan
Cushman & Wakefield Consulting Brussels SA	Belgium
Cushman & Wakefield Consultoria Imobiliaria Ltda	Brazil
Cushman & Wakefield Consultoria Imobiliaria, Unipessoal, Lda.	Portugal
Cushman & Wakefield Corporate Finance (HK) Limited	Hong Kong
Cushman & Wakefield Corporate Finance Limited	United Kingdom
Cushman & Wakefield de Mexico, S. de R.L. de C.V.	Mexico
Cushman & Wakefield Debenham Tie Leung Limited	United Kingdom
Cushman & Wakefield Decoration Engineering (Beijing) Co., Ltd.	China
Cushman & Wakefield Design & Build Czech Republic, s.r.o.	Czech Republic

Cushman & Wakefield Design & Build Hungary Korlátolt Felelősségű Társaság	Hungary
Cushman & Wakefield Design & Build Italy S.r.l.	Italy
Cushman & Wakefield Design & Build Poland Spolka Z Ograniczona Odpowiedzialnoscia	Poland
Cushman & Wakefield Design & Build Spain, S.L.	Spain
Cushman & Wakefield Facilities Management (Greece) Monoprosopi EPE	Greece
Cushman & Wakefield Facilities Management AB	Sweden
Cushman & Wakefield Facilities Management Denmark Aps	Denmark
Cushman & Wakefield Facilities Management France S.a.r.l.	France
Cushman & Wakefield Facilities Management Holdco Limited	United Kingdom
Cushman & Wakefield Facilities Management Ireland Limited	Ireland
Cushman & Wakefield Facilities Management Limited	United Kingdom
Cushman & Wakefield Facilities Management Romania S.r.l.	Romania
Cushman & Wakefield Facilities Management S.p.r.l.	Belgium
Cushman & Wakefield Facilities Management Trading Holdco Limited	United Kingdom
Cushman & Wakefield Facilities Management Trading Limited	United Kingdom
Cushman & Wakefield Facility Management Services	Canada
Cushman & Wakefield Fiduciary, Inc.	United States
Cushman & Wakefield First Nova Scotia ULC	Canada
Cushman & Wakefield FM Limited Partnership	Canada
Cushman & Wakefield FM Services Pty Ltd	Australia
Cushman & Wakefield France SAS	France
Cushman & Wakefield Gayrimenkul Danismanlik Mumessillik ve Turizm Hizmetleri Anonim Sirketi	Turkey
Cushman & Wakefield Global Holdco Limited	United Kingdom
Cushman & Wakefield Global Services, Inc.	United States
Cushman & Wakefield Global, Inc.	United States
Cushman & Wakefield GmbH	Germany
Cushman & Wakefield GP ULC	Canada
Cushman & Wakefield Holdco Limited	United Kingdom
Cushman & Wakefield Holding Pty Ltd	Australia
Cushman & Wakefield Hungary Kft	Hungary
Cushman & Wakefield Iberica Asesores Inmobiliarios Internacionales S.A.	Spain
Cushman & Wakefield India Private Limited	India
Cushman & Wakefield Indonesia Holdings Pte Ltd.	Singapore
Cushman & Wakefield Insurance Services Limited	United Kingdom
Cushman & Wakefield International Finance Subsidiary, LLC	United States
Cushman & Wakefield International Limited	United Kingdom
Cushman & Wakefield International Property Advisers (Chengdu) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (Dalian) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (GuangZhou) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (Shanghai) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (Shenzhen) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (Tianjin) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (Wuhan) Co., Ltd.	China
Cushman & Wakefield International Property Advisers (Zhengzhou) Co., Ltd.	China

Cushman & Wakefield International, LLC	United States
Cushman & Wakefield Investment Advisors K.K.	Japan
Cushman & Wakefield Ireland Holdings Limited	Ireland
Cushman & Wakefield Japan Holdco 2, LLC	United States
Cushman & Wakefield Japan Holdco, LLC	United States
Cushman & Wakefield K.K.	Japan
Cushman & Wakefield Korea Ltd.	Korea, Republic of
Cushman & Wakefield Korea Real Estate Brokerage Ltd	Korea, Republic of
Cushman & Wakefield Limited	Hong Kong
Cushman & Wakefield Luxembourg Holdings, LLC	United States
Cushman & Wakefield Luxembourg S.à.r.l.	Luxembourg
Cushman & Wakefield Malaysia Sdn Bhd	Malaysia
Cushman & Wakefield Mauritius Holdings, Inc.	Mauritius
Cushman & Wakefield Mexico Holdco 2, LLC	United States
Cushman & Wakefield Mexico Holdco, LLC	United States
Cushman & Wakefield Negocios Imobiliarios Ltda	Brazil
Cushman & Wakefield Nemzetközi Ingatlan Tanácsadó Kft	Hungary
Cushman & Wakefield Netherlands B.V.	Netherlands
Cushman & Wakefield Netherlands Holdco B.V.	Netherlands
Cushman & Wakefield New Canada Limited Partnership	Canada
Cushman & Wakefield New Zealand Limited	New Zealand
Cushman & Wakefield of Arizona, Inc.	United States
Cushman & Wakefield of Asia Holdco Limited	United Kingdom
Cushman & Wakefield of Asia Limited	British Virgin Islands
Cushman & Wakefield of Asia, Inc.	United States
Cushman & Wakefield of California, Inc.	United States
Cushman & Wakefield of Colorado, Inc.	United States
Cushman & Wakefield of Connecticut, Inc.	United States
Cushman & Wakefield of Delaware, Inc.	United States
Cushman & Wakefield of Florida, LLC	United States
Cushman & Wakefield of Georgia, LLC	United States
Cushman & Wakefield of Illinois, Inc.	United States
Cushman & Wakefield of Long Island, Inc.	United States
Cushman & Wakefield of Maryland, LLC	United States
Cushman & Wakefield of Massachusetts, Inc.	United States
Cushman & Wakefield of Minnesota, Inc.	United States
Cushman & Wakefield of Missouri, Inc.	United States
Cushman & Wakefield of Nevada, Inc.	United States
Cushman & Wakefield of New Hampshire, Inc.	United States
Cushman & Wakefield of New Jersey, LLC	United States
Cushman & Wakefield of North America, Inc.	United States
Cushman & Wakefield of North Carolina, Inc.	United States
Cushman & Wakefield of Ohio, Inc.	United States
Cushman & Wakefield of Oregon, Inc.	United States
Cushman & Wakefield of Pennsylvania, LLC	United States
Cushman & Wakefield of San Diego, Inc.	United States
Cushman & Wakefield of Texas, Inc.	United States
Cushman & Wakefield of the Americas, Inc.	United States
Cushman & Wakefield of Virginia, LLC	United States
Cushman & Wakefield of Washington, D.C., Inc.	United States
Cushman & Wakefield of Washington, Inc.	United States
Cushman & Wakefield OOO	Russian Federation
Cushman & Wakefield Pacific Holdings Limited	British Virgin Islands

Cushman & Wakefield Participaties B.V.	Netherlands
Cushman & Wakefield Peru S.A.	Peru
Cushman & Wakefield Philippines Inc.	Philippines
Cushman & Wakefield Polska SP Z.O.O.	Poland
Cushman & Wakefield Polska Trading SP Z.O.O.	Poland
Cushman & Wakefield Project Management Services Philippines Inc.	Philippines
Cushman & Wakefield Project Services Limited	Hong Kong
Cushman & Wakefield Property Advisers Private Limited	India
Cushman & Wakefield Property Management (Beijing) Limited	China
Cushman & Wakefield Property Management (Guangzhou) Co., Ltd.	China
Cushman & Wakefield Property Management Limited	Hong Kong
Cushman & Wakefield Property Management Services India Private Limited	India
Cushman & Wakefield Property Management Services Kft	Hungary
Cushman & Wakefield Property Services Slovakia, s.r.o.	Slovakia
Cushman & Wakefield Property Solutions B.V.	Netherlands
Cushman & Wakefield Pty Ltd	Australia
Cushman & Wakefield Real Estate Appraiser Office	Taiwan Province of China
Cushman & Wakefield Real Estate Services (ACT) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (NSW) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (NT) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (QLD) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (SA) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (TAS) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (VIC) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services (WA) Pty Ltd	Australia
Cushman & Wakefield Real Estate Services LLC	United States
Cushman & Wakefield Realty of Brooklyn, LLC	United States
Cushman & Wakefield Realty of Manhattan, LLC	United States
Cushman & Wakefield Realty of New Jersey, LLC	United States
Cushman & Wakefield Realty of Queens, LLC	United States
Cushman & Wakefield Realty of the Bronx, LLC	United States
Cushman & Wakefield Regional, Inc.	United States
Cushman & Wakefield Residential Limited	United Kingdom
Cushman & Wakefield Saudi Arabia Ltd	Saudi Arabia
Cushman & Wakefield Second Nova Scotia ULC	Canada
Cushman & Wakefield Securities, Inc.	United States
Cushman & Wakefield Servicios, S. de R.L. de C.V.	Mexico
Cushman & Wakefield Shenzhen Valuation Co., Ltd.	China
Cushman & Wakefield Singapore Holdings Pte Limited	Singapore
Cushman & Wakefield Site Services Holdco Limited	United Kingdom
Cushman & Wakefield Site Services Limited	United Kingdom
Cushman & Wakefield Slovakia S.R.O.	Slovakia
Cushman & Wakefield Spain Limited	United Kingdom
Cushman & Wakefield SPV 1 Limited	United Kingdom
Cushman & Wakefield Sweden AB	Sweden
Cushman & Wakefield Taiwan Limited	Taiwan Province of China
Cushman & Wakefield Trading B.V.	Netherlands
Cushman & Wakefield U.S., Inc.	United States
Cushman & Wakefield UK EUR Holdco Limited	United Kingdom
Cushman & Wakefield UK Finco 2 Limited	United Kingdom
Cushman & Wakefield UK Finco USD Limited	United Kingdom

Cushman & Wakefield UK Holdco (Canada) Limited	United Kingdom
Cushman & Wakefield UK Holdco (India) Limited	United Kingdom
Cushman & Wakefield UK Holdco (Japan) Limited	United Kingdom
Cushman & Wakefield UK Holdco (Mexico) Limited	United Kingdom
Cushman & Wakefield UK Holdco (Singapore) Limited	United Kingdom
Cushman & Wakefield UK Holdco 2 (Canada) Limited	United Kingdom
Cushman & Wakefield UK Holdco 2 (Mexico) Limited	United Kingdom
Cushman & Wakefield UK Holdco 3 (Canada) Limited	United Kingdom
Cushman & Wakefield UK Holdco 3 (Mexico) Limited	United Kingdom
Cushman & Wakefield UK Holdco 4 (Mexico) Limited	United Kingdom
Cushman & Wakefield UK New Holdco A (Mexico) Limited	United Kingdom
Cushman & Wakefield UK USD Holdco (II) Limited	United Kingdom
Cushman & Wakefield UK USD Holdco Limited	United Kingdom
Cushman & Wakefield ULC	Canada
Cushman & Wakefield V.O.F.	Netherlands
Cushman & Wakefield Valuation Advisory Services (HK) Limited	Hong Kong
Cushman & Wakefield Valuation France SA	France
Cushman & Wakefield Ventures, LLC	United States
Cushman & Wakefield VHS Pte Ltd	Singapore
Cushman & Wakefield Western, Inc.	United States
Cushman & Wakefield Winssinger Tie Leung SA	Belgium
Cushman & Wakefield Zarzadzanie SP Z.O.O.	Poland
Cushman & Wakefield, Inc.	United States
Cushman & Wakefield, S. de R.L. de C.V.	Mexico
Cushman & Wakefield, s.r.o.	Czech Republic
D T & C Limited	United Kingdom
Drive Impact Management B.V.	Netherlands
Drone Holdings (Cayman) Ltd.	Cayman Islands
DTZ (Northern Ireland) Limited	United Kingdom
DTZ Americas, Inc.	United States
DTZ Asia Pte. Ltd.	Singapore
DTZ Auckland Limited	New Zealand
DTZ AUS Bidco Pty Ltd	Australia
DTZ AUS Holdco Pty Ltd	Australia
DTZ Australia (Leasing) Pty Ltd	Australia
DTZ Australia (North Shore Agency) Pty Ltd	Australia
DTZ Australia (North Shore Property Management) Pty Ltd	Australia
DTZ Australia Pty Ltd	Australia
DTZ Bahrain WLL	Bahrain
DTZ Corporate Finance Limited	United Kingdom
DTZ Debenham Tie Leung Australasia Pty Ltd	Australia
DTZ Debenham Tie Leung Incorporated	United States
DTZ Debenham Tie Leung K.K.	Japan
DTZ Deutschland Holding GmbH	Germany
DTZ Drone Singapore Pte. Ltd.	Singapore
DTZ Europe Limited	United Kingdom
DTZ Facilities & Engineering (Thailand) Co., Ltd.	Thailand
DTZ HR Services Pty Ltd	Australia
DTZ India Limited	United Kingdom
DTZ Investment Management Limited	United Kingdom
DTZ Investments Pte. Ltd.	Singapore
DTZ Investors France	France
DTZ Investors Limited	United Kingdom

DTZ Investors REIM	France
DTZ Investors UK Limited	United Kingdom
DTZ Irish Finco Limited	Ireland
DTZ Japan Limited	British Virgin Islands
DTZ Jersey Holdings Limited	Jersey
DTZ Management Services Limited	United Kingdom
DTZ Management Services, S. de R.L. de C.V.	Mexico
DTZ Mexico, S. de R.L. de C.V.	Mexico
DTZ New Zealand (Holdings) Limited	New Zealand
DTZ New Zealand Limited	New Zealand
DTZ No. 2 Limited	New Zealand
DTZ Parent, LLC	United States
DTZ Pension Trustee Limited	United Kingdom
DTZ Process Solutions Pty Ltd	Australia
DTZ Procurement Services Pty Ltd	Australia
DTZ Qatar LLC	Qatar
DTZ Saudi Arabia Co.	Saudi Arabia
DTZ Services (Europe) Limited	United Kingdom
DTZ Technologies Pte. Ltd.	Singapore
DTZ U.S. Borrower, LLC	United States
DTZ UK Bidco 2 Limited	United Kingdom
DTZ UK Bidco Limited	United Kingdom
DTZ UK Guarantor Limited	United Kingdom
DTZ UK Holdco Limited	United Kingdom
DTZ UK Newco Limited	United Kingdom
DTZ US Holdco, Inc.	United States
DTZ US Holdings, LLC	United States
DTZ US NewCo, Inc.	United States
DTZ Winssinger Tie Leung (Luxembourg) SA	Luxembourg
DTZ Worldwide Limited	United Kingdom
DTZ Zadelhoff V.O.F.	Netherlands
DTZI Co-Investment GP Limited	United Kingdom
DTZI Co-Investment Holdings Limited	United Kingdom
DTZI Co-Investment L.P.	United Kingdom
DZAP Groep B.V.	Netherlands
E2E Asset Management Pte. Ltd.	Singapore
Equis (India) Real Estate Private Limited	India
Equis Canada, Inc.	Canada
Esmaco Valuers & Property Agents Pte Ltd	Singapore
EuroAsia Properties Limited	British Virgin Islands
GRASTON INVESTMENT SA	Uruguay
HIP Studio B.V.	Netherlands
Hodnett Martin Smith Limited	United Kingdom
Incre Australia Pty Ltd	Australia
LandArt Pte Ltd	Singapore
McCombe Pierce LLP	United Kingdom
Mosanada Facilities Management	Qatar
NeMaSe BV	Netherlands
NM Holdings LLC	United States
Nottingham Indemnity, Inc.	United States
PREMAS Property Services (Shanghai) Co., Ltd.	China
Premas Valuers & Property Consultants Pte. Ltd.	Singapore
PT BPO Indonesia	Indonesia

PT Cushman & Wakefield Indonesia	Indonesia
PT Premas International	Indonesia
Resma Property Services Pte Ltd	Singapore
SCP Germinal	France
Sherry FitzGerald (Commercial) Cork Limited	Ireland
Sojitz Reit Advisors K.K.	Japan
Sportshub Holdings Pte. Ltd.	Singapore
UGL Equis Canada, Inc.	Canada
Valuations Services (NSW) Pty Ltd	Australia
Webimm SAS	France